Calyon Airline Conference Calyon Airline Conference December 4, 2007 December 4, 2007 Exhibit 99.1

Safe Harbor
Safe Harbor
Certain of the statements contained herein should be considered “forward-looking statements,” including within the meaning of the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements may be identified by words such as “may”, “will”, “expect,” “intend,”
“indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the “Company”
or “AirTran”).  Such statements include, but are not
limited to, statements about the Company’s: expected financial performance and operations, expected fuel costs, the revenue and pricing environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions.  Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured.  Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations.  Such risks and uncertainties include, but are not limited to, the following: the Company’s ability to grow new and existing markets, the Company’s ability to maintain or expand cost advantages in comparison to various competitors, the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub or focus airports; weather conditions; the impact of fleet concentration and changes in fleet mix;
the impact of increased maintenance costs as aircraft age and/or utilization increases; the Company’s ability to maintain adequate liquidity; the
Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of any financing facilities (particularly the financial covenants) and to maintain compliance with credit card agreements; the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; risks associated with actual or potential acquisitions or other business transactions including the Company’s ability to achieve any synergies anticipated as a result of such transactions and to achieve any such synergies in a timely manner, and other risks and uncertainties listed from time to time in the Company’s reports to the
Securities and Exchange Commission.  There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed.  All forward-looking statements are based on information currently available to the Company.  Except as may be required by applicable law, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.  Additional factors that may affect the future results of the Company are set forth in the section entitled
“Risk Factors”
in the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2006, which is available at www.sec.gov and at www.AirTran.com.

Youngest all-Boeing fleet in America
55 cities served
Very low costs
Consistent record of profitability
87 87 717
137 127 Total
50 40 737
Aircraft:
2007 2006
AirTran Airways Profile
AirTran Airways Profile

To provide a superior product with very low costs
—
Assigned seating
—
Business class
Only major U.S. airline with business class on every flight
—
Convenient distribution
Internet, telephone reservations, and travel agencies
—
XM Radio and oversized luggage bins
—
Friendly crewmembers
Provide value to all customers – both business and leisure
AirTran Airways Business Model
AirTran Airways Business Model

AirTran
SOUTHWEST AIRLINES
jetBlue
nwa
DELTA
US AIRWAYS
Continental Airlines

5

6
7
8
9
10
11
(cents)
While legacy costs are down, gap remains large
* Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 685 Miles for 1H 2007
AirTran Has Very Low Costs
AirTran Has Very Low Costs

5.75
6.00
6.25
6.50
6.75
7.00
7.25
2001 2002 2003 2004 2005 2006 2007E
* Excludes non-recurring special items
(cents per mile)
AirTran’s Non-Fuel Unit Cost Trend
Projecting A Sixth Consecutive Year Of Cost Reductions
Projecting A Sixth Consecutive Year Of Cost Reductions

Productive workforce at all levels
Young, simplified fleet
—
Fuel efficient
—
Attractive ownership costs
Efficient use of facilities
Competition for heavy maintenance contracts
Low cost distribution
—
Over 70% of sales are directly with AirTran (Reservations or Airtran.com)
How We Have Maintained Our Low Cost Advantage
How We Have Maintained Our Low Cost Advantage

On-Time Arrivals
Hawaiian
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
A S O N D J F M A M J J A
Completion Factor
89%
90%
91%
92%
93%
94%
95%
96%
97%
98%
99%
100%
101%
A S O N D J F M A M J J A
Mishandled Baggage per 1,000
Passengers
2
4
6
8
10
12
14
16
18
20
22
24
26
A S O N D J F M A M J J A
Consumer Complaints per
100,000 Enplanements
0.0
1.0
2.0
3.0
4.0
5.0
A S O N D J F M A M J J A
Operational Quality Excels In 2007
Operational Quality Excels In 2007
Better
Better

4 of 11 0.82 0.65 Consumer Complaints (100K Enplanements)
1 of 11 4.09 4.81 Mishandled Baggage (1K Passengers)
4 of 11 99.0% 99.2% Completion Factor
3 of 11 77.2% 74.6% On-Time Arrival A14
2007 YTD
Major
Carrier
Rank
YTD
2007 2006
AirTran Quality Ranks Among The Best
AirTran Quality Ranks Among The Best

Continue profitable growth
Superior costs, going lower
Strengthening position in key markets
Opportunistic mindset
Continually improving brand / quality service
AirTran Moving Forward –
AirTran Moving Forward –
Sticking With “Plan A”
Sticking With “Plan A”

AirTran Route Map –
AirTran Route Map –
August 2000
August 2000
Boston Boston
Buffalo Buffalo
Newark Newark
New York City New York City
Philadelphia Philadelphia
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Dayton Dayton
Ft. Lauderdale Ft. Lauderdale
New Orleans New Orleans
Houston Houston
Bloomington Bloomington
Moline Moline
Minneapolis Minneapolis
Flint Flint
Atlanta Atlanta
Chicago Chicago
Akron/ Akron/
Canton Canton
Dallas/Ft. Worth Dallas/Ft. Worth
Memphis Memphis
Greensboro Greensboro
Tampa Tampa
Ft. Myers Ft. Myers
Orlando Orlando
Miami Miami
Jacksonville Jacksonville
Savannah Savannah
Myrtle Beach Myrtle Beach
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Gulfport/Biloxi Gulfport/Biloxi
Fort Walton Beach Fort Walton Beach
Cities: 31
Routes:  38
Transcon:  0%

AirTran Route Map –
AirTran Route Map –
November 2007
November 2007
Portland Portland
Denver Denver
Las Vegas Las Vegas
Seattle Seattle
Phoenix Phoenix
Boston Boston
Rochester Rochester
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Miami Miami
Gulfport/Biloxi Gulfport/Biloxi
New Orleans New Orleans
Houston Houston
Dallas/Ft. Worth Dallas/Ft. Worth
Bloomington Bloomington
Moline Moline
Kansas City Kansas City
Minneapolis Minneapolis
Milwaukee Milwaukee
Flint Flint
Los Angeles Los Angeles
San Diego San Diego
San Francisco San Francisco
Cities: 55
Routes:  145
Transcon:  17%
St Louis St Louis
Detroit Detroit
Chicago Chicago
Akron/ Akron/
Canton Canton
Pittsburgh Pittsburgh
White Plains White Plains
Buffalo Buffalo
Newburgh Newburgh
New York City New York City
Newark Newark
Newport News Newport News
Washington, D.C. (IAD) Washington, D.C. (IAD)
Washington, D.C. (DCA) Washington, D.C. (DCA)
Baltimore Baltimore
Philadelphia Philadelphia
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Richmond Richmond
Dayton Dayton
Indianapolis Indianapolis
Charlotte Charlotte
Atlanta Atlanta
Charleston Charleston
Savannah Savannah
Jacksonville Jacksonville
Daytona Beach Daytona Beach
Pensacola Pensacola
Orlando Orlando
Tampa Tampa
Ft. Myers Ft. Myers
Sarasota Sarasota
Memphis Memphis
Wichita Wichita

Orlando Orlando
Atlanta Atlanta
53
31
Baltimore Baltimore
Tampa Tampa
West Palm Beach West Palm Beach 5
15
10
Newport News Newport News
5
Akron / Akron /
Canton Canton
7
Boston Boston
Ft. Lauderdale Ft. Lauderdale
Indianapolis Indianapolis
Chicago Chicago
7
7
9
7
Network Breadth Drives Cost And Revenue Efficiencies
Network Breadth Drives Cost And Revenue Efficiencies
Dayton Dayton
5
9
Las Vegas Las Vegas
Rochester Rochester
6
5
Flint Flint
5
White Plains White Plains
5
9
Sarasota Sarasota
Ft. Myers Ft. Myers
November 2007

0 100 200 300 400 500 600 700 800 900 1,000 1,100
LUV - Houston
UAUA - San Francisco
LUV - Baltimore
JBLU - New York
AMR - Miami
LUV - Phoenix
LCC - Phoenix
LUV - Chicago
UAUA - Denver
CAL - Newark
AMR - Chicago
LUV - Las Vegas
LCC - Charlotte
AAI - Atlanta
NWA - Minneapolis
NWA - Detroit
UAUA - Chicago
CAL - Houston
AMR - Dallas
DAL - Atlanta
Mainline Departures Regional Departures
248 departures in November 2007
AirTran Operates The World’s Largest Low Cost Hub
AirTran Operates The World’s Largest Low Cost Hub

Restructured 737 delivery schedule
—
Fall 2006 - 8 aircraft from 2007/08 to 2009-2011
—
April 2007 - sold 2 aircraft
—
June 2007 - 6 aircraft from 2008/09 to 2011
—
Fall 2007 - 3 aircraft from 2008 to 2011
In light of $85+ crude oil, further fleet actions under review
Recent Fleet Actions To Improve Cash Flow
Recent Fleet Actions To Improve Cash Flow

0
50
100
150
200
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
717s 737s
175
161
147
137
127
105
87
74
Aircraft
Currently 137 Aircraft:  87 717s / 50 737s
188
200
8% 9% 10% 9% 11% 20% 24% 28% 19% 22%
ASM
Growth
Current Fleet Plan Creates Manageable Growth Rate
Current Fleet Plan Creates Manageable Growth Rate

20.5%
21.3%
20.9%
15.6%
-0.5%
8% - 9%
2.8%
-5.1%
10%
15%
20%
25%
Q107 Q207 Q307 Q407
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
ASMs PAX RASM
ASM
Growth
RASM Improves As Growth Rate Slows Down
RASM Improves As Growth Rate Slows Down
PAX RASM
Growth

18 Capacity reductions Continued cost discipline Recent fare increases / fuel surcharges Taking Steps To Compete In A Different Environment Taking Steps To Compete In A Different Environment

Any combination will provide benefits
—
Domestic capacity reductions due to network redundancies
Well positioned to take advantage of divestitures
Will likely result in a wider cost advantage for AirTran
Industry M&A Would Be Favorable To AirTran
Industry M&A Would Be Favorable To AirTran

AirTran has solid fundamentals
—
Young fleet
—
Very low costs going lower
—
Strong network
Capacity discipline is supportive of improved revenue growth
Taking steps to compete in a difficult environment
Industry M&A would create additional opportunities
Summary
Summary